Exhibit 10-1

                             SECURED LINE OF CREDIT
                                LENDING AGREEMENT
                   (ILX Resorts Incorporated-Global Facility)


          THIS SECURED LINE OF CREDIT LENDING AGREEMENT ("Agreement") is dated this 12th day of June, 1998, and is entered into by and between ILX RESORTS INCORPORATED, an Arizona corporation, LOS ABRIGADOS PARTNERS LIMITED PARTNERSHIP, an Arizona limited partnership, and PREMIERE DEVELOPMENT INCORPORATED, an Arizona corporation, having their principal places of business at 2111 East Highland Avenue, Suite 210, Phoenix, Arizona 85016 (collectively, "Borrower"), and LITCHFIELD FINANCIAL CORPORATION, a Massachusetts corporation having its western division offices at 13701 West Jewell Avenue, Suite 200, Lakewood, Colorado 80228 ("Lender"), under the following facts:

                                    RECITALS:

         WHEREAS, the Borrower is the owner, developer and marketer of that certain timeshare development projects located in the states of Arizona, Colorado and Indiana; and

         WHEREAS, the Borrower owns and will subsequently be generating portfolios of purchase money receivables originated from its timeshare sales operations which it desires to pledge to Lender, along with other collateral as is more fully described herein, which shall serve to secure Borrower's repayment of a loan of even date herewith to be advanced by Lender; and

         WHEREAS, the parties hereto desire to be legally bound by the terms and conditions of this Agreement along with all exhibits attached hereto and related contractual agreements referenced herein, the terms and conditions of which are incorporated herein by this reference;

         NOW, THEREFORE, for and in consideration of the foregoing Recitals, and the covenants and agreements hereinafter set forth and other good and valuable consideration, the legal adequacy and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, hereby agree:

         1.   DEFINITIONS.
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         In  addition  to  the  definitions   set  forth  in  the   introductory
paragraphs, the following terms shall have the following meanings unless otherwise agreed.

         "Account" means each and every promissory note, installment land sales contract, or other evidence of indebtedness, along with all security of whatever nature securing the repayment of same including, without limitation, all deeds of trust, mortgages and/or other debt securing instruments executed by any Account Debtor, which is originated by Borrower in connection with its development and sale of Timesharing Interests to Account Debtors within the Project at retail and in Borrower's ordinary course of business.
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         "Account  Debtor"  means any Person who is or who may become  obligated under, with respect to, or on account of an Account whether as the maker thereof or as a guarantor thereto.

         "Advance" means each and every advance of principal by Lender to Borrower.

         "Amortization Period" means that period of time which begins after the expiration of the Borrowing Period during which all Obligations shall be repaid in sixty (60) equal and fully amortizing monthly installments, with the first such installment becoming due and payable one month after the expiration of the Borrowing Period and with successive installments becoming due and payable monthly thereafter until all Obligations hereunder are paid in full; provided, however, that all Obligations owing hereunder, if not paid sooner, shall immediately become due and payable in full on or before the Maturity Date.

         "Borrowing Base" means an amount equal to ninety percent (90%) of the then unpaid total aggregate outstanding principal balance of all Qualified Pledged Accounts.

         "Borrowing Period" means the forty-eight (48) month period following the Closing Date.

         "Business Day" means any day which is not a Saturday, Sunday or other day on which national banks are authorized or required to close.

         "Closing Date" means the date of this Agreement.

         "Club" means the Premiere Vacation Club, an Arizona nonprofit corporation, which is the owner of certain Timesharing Interests located within the Project and which allows for the use of said Timesharing Interests on a first come, first served membership basis.

         "Collateral" means the Pledged Accounts; the Credit Agreement; Borrower's books and records as they pertain to the Pledged Accounts; all other collateral referenced in the Credit Agreement; and the proceeds and products, whether tangible or intangible, of any of the foregoing.

         "Collateral Assignment of Management, Marketing and Exchange Contracts" means that agreement executed by Borrower in favor of Lender in which Borrower collaterally assigns to Lender all of the Borrower's rights, title and interest in and to the management, marketing and exchange contracts which Borrower has executed regarding the operation, management and administration of the Project.

         "Collateral Assignment of Deeds of Trust" means that agreement executed by Borrower in favor of Lender in which Borrower collaterally assigns to Lender all of the Borrower's rights, title and interest in and to those deeds of trust, mortgages or debt securing instruments which secure repayment of the Pledged Accounts.
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          "Collateral  Assignment  of  Promissory  Notes"  means that  agreement executed by Borrower in favor of Lender in which Borrower collaterally assigns to Lender all of the Borrower's rights, title and interest in and to the Pledged Accounts.

         "Credit Agreement" collectively means all agreements executed by and between Lender and Borrower pertaining to the establishment of the lending relationship described herein, including, without limitation, the Secured Line of Credit Lending Agreement, Line of Credit Note, Pledge and Security Agreement, Collateral Assignment of Promissory Notes, Collateral Assignment of Deeds of Trust, Collateral Assignment of Management, Marketing and Exchange Contract, Custodial Agreement, Servicing Agreement, and Escrow Agreement.

         "Custodial Agreement" means that agreement of even date herewith which has been executed by the Borrower and the Lender and the Custodian.

         "Custodian" means that party designated as such in the Custodial Agreement.

         "Cut-Off Date" means ________________________ , 1998.

         "Daily Balance" means the amount of an Obligation owed at the end of a given day.

         "Delinquent  Account"  means any Pledged  Account which is  eighty-nine
(89) days or more contractually delinquent.

         "End-Loan Documents" means those documents executed by Account Debtors in connection with their purchase of Timesharing Interests at the Project and their financing of the purchase prices thereof which include: (a) original promissory note or contract for deed; (b) original deed of trust, mortgage or debt securing instrument, if applicable; (c) copy of original public report receipt; (d) proof of down payment; (e) servicing and delinquency accounting records; (f) along with all other documents which Lender may reasonably request.

         "Event of Default" means the occurrence of those events as are more fully described in Paragraph 24, hereof.

         "GAAP" mean generally accepted accounting principals as in effect from time to time in the United States, consistently applied.

         "Hazardous   Materials"  means  (a)  those  substances  as  defined  as
"hazardous substances," "hazardous materials," "toxic substances," or "solid waste" in CERCLA, RCRA, and the Hazardous Materials, Transportation Act, 49 U.S.C. Section 1801 et. seq., and in the regulations promulgated pursuant thereto; (b) those substances designated as a "hazard substance" under or pursuant to the Federal Water Pollution Control Act, 33 U.S.C. ss. 1257, et seq., and in the regulations promulgated pursuant thereto; (c) those substances listed in the United States Department of Transportation Table (40 CFR 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) as hazardous substances (40 CFR Part 302 and amendments thereto); and (d) such
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other  substances and materials which are classified as hazardous or toxic under any local, state or federal statute, rule or regulation of any nature.

         "Lender Expenses" means costs or expenses (including taxes, photocopying, notarization, telecommunication and insurance premiums) required to be paid by Borrower under the Credit Agreement that are paid or advanced by Lender; documentation, filing, recording, publication, appraisal, lock box, custodial, loan servicing fees paid to Servicer; costs and expenses incurred by Lender in the disbursement of funds or incurred by Lender resulting from the dishonor of checks; costs and expenses paid or incurred by Lender to correct any default or enforce any provision of the Credit Agreement, or in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale, or advertising the Collateral for sale, regardless of whether a sale is consummated; costs incurred by Lender in connection with work-out, restructuring or related discussions or litigation incurred in connection with the enforcement of Lender's rights hereunder and the protection and liquidation of the Collateral; costs and expenses paid or expenses of third party claims or any other suit paid or incurred by Lender in enforcing or defending the Credit Agreement; and Lender's reasonable attorney's fees and expenses incurred in advising, structuring, drafting, reviewing, administering, amending, terminating, enforcing (including attorney's fees and expenses incurred in connection with a "workout," a restructuring, or an insolvency proceedings concerning Borrower or any guarantor of the Obligations), defending, or concerning the Credit Agreement, irrespective of whether suit is brought. Provided, however, in all instances, Lender Expenses shall be limited to reasonable expenses which are reasonably necessitated by Lender's transactions with Borrowers or as may otherwise be required in order to protect Lender's rights in and to the Collateral.

         "Line of Credit Note" means that promissory note in the original face amount of Forty Million Dollars ($40,000,000) of even date herewith which evidences certain of the Obligations associated with the Credit Agreement and which provides for the manner of the repayment of the principal, interest, fees and other sums evidenced thereby.

         "Maturity Date" means that date which is one hundred and eight (108) months from and after the date of the Line of Credit Note.

         "Maximum  Line  Amount"   means  the  sum  of  Forty  Million   Dollars
($40,000,000).

         "Obligations" means all loans, advances, debts, principal, interest (including any interest that, but for the provisions of the Bankruptcy Code, would have accrued), premiums, liabilities (including all amounts charged to Borrower's loan account pursuant to any agreement authorizing Lender to charge
Borrower's   loan   account),    obligations,    fees   (including   pre-payment
entitlements), lease payments, guarantees, covenants, and duties owing by Borrower to Lender of any kind and description (whether pursuant to or evidenced by the Credit Agreement, Line of Credit Note, or by any instrument, or pursuant to any other agreement between Lender and Borrower, and irrespective of whether for the payment of money), whether direct of indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including any debt, liability, or obligation owing from Borrower to third parties that Lender may have obtained by assignment or otherwise, and
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further  including  all interest not paid when due and all Lender  Expenses that
Borrower is required to pay or reimburse pursuant to the Line of Credit Note, the Credit Agreement, by law, or otherwise.

         "Person" means and includes natural persons, limited liability companies, corporations, limited partnership, general partnership, joint ventures, trusts, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.

         "Pledge and Security Agreement" means that agreement executed by the Borrower in favor of the Lender pursuant to which the Borrower shall grant to Lender a first and priority security interest in and to the Pledged Accounts and the Collateral.

         "Pledged Accounts" means each and every Account which is delivered to Lender pursuant to the terms of this Agreement.

         "Project" collectively means Los Abrigados Resort & Spa in Sedona, Arizona, The Inn at Los Abrigados in Sedona, Arizona, Kohl's Ranch Lodge in Payson, Arizona, Golden Eagle Resort in Estes Park, Colorado, Roundhouse Resort in Pinetop/Lakeside, Arizona, Varsity Clubs of America -- South Bend and Varsity Clubs of America -- Tucson, along with all Timesharing Interests which are deeded to the Club and which form the basis of the Premiere Vacation Club Membership Plan dated January 5, 1998, along with those other resort and Varsity Clubs of America sites which Borrower may develop during the Borrowing Period and which may be approved by Lender from time to time by means of subsequent written agreement.

         "Qualified Pledged Account" means those Pledged Accounts that meet the criteria set forth in Paragraph 8, hereof.

         "Reference Rate" shall mean that rate of interest which is designated by the Wall Street Journal, Eastern Edition, as the nation's average "prime interest" rate on corporate loans at large U.S. money center commercial banks. If more than one rate is published by the Wall Street Journal as the "prime rate," the highest of the published rates shall be used. Should the Wall Street Journal cease reporting said rate of interest, then the Reference Rate shall be deemed that rate of interest designated by Citibank, N.A. or its successors as its "prime rate" of interest.

         "Servicer" means Concord Servicing Corporation.

         "Servicing Agreement" means any loan servicing agreement entered into between Servicer, Borrower, and Lender respecting the agreement of Servicer to serve as servicing agent for the Pledged Accounts.

         "Timesharing Interest" means a legally identifiable undivided interest in real property which is located within the Project, which is sold in a fee simple manner to an Account Debtor or which has been subjected to those use rights as set forth in the Club constituent documents and has been subjected to a timeshare form of ownership and which vests in the Account Debtor the right to use the overnight lodging and common area facilities of the Project for at least seven (7) nights including
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a weekend on either an annual or biennial basis or which  otherwise vests in the
Account Debtor overnight lodging and common area use rights for an alternative period of time which Lender shall deem acceptable in Lender's sole discretion.

         "Timesharing Interest Purchaser" means the purchaser of a Timesharing Interest at the Project.

         2.   THE LOAN AND TERMS OF PAYMENT.
              ------------------------------

              A. Line of Credit Note. Upon Borrower's compliance with all conditions precedent and terms and conditions as are set forth herein and in the Credit Agreement, Lender hereby agrees to extend credit to Borrower in a collective sum not to exceed Forty Million Dollars ($40,000,000). Concurrently herewith, Borrower shall execute and deliver to Lender the Line of Credit Note in the face amount of Forty Million Dollars ($40,000,000). The indebtedness evidenced by the Line of Credit Note shall be paid by, among other sources, a collateral assignment of the principal, interest, late charges and all other sums payable from and on the Pledged Accounts and shall be secured by, among other things, the Deed of Trust, and that other Collateral and security as is more fully described in the Credit Agreement.

              B. Term of Credit Facility. All Obligations outstanding hereunder shall be due and payable at the Maturity Date, subject to earlier payment through amortization, voluntary or mandatory call and/or acceleration as provided in the Credit Agreement and in the Line of Credit Note. The Obligations shall bear interest at the rate and pursuant to the terms and conditions of the Line of Credit Note.

              C. Advances of Principal. Subject to Borrower's compliance with the required terms and conditions of the Credit Agreement, Lender, during the Borrowing Period, agrees to make loans and advances of principal to Borrower upon the pledge and physical delivery to Lender of Pledged Accounts by Borrower so long as, and to the extent that, the Obligations outstanding (inclusive of all Advances) do not exceed either the Borrowing Base or the Maximum Line Amount. Advances made pursuant to this Paragraph 2 (D) shall not be made more frequently than weekly, or in amounts less than $25,000 per Advance. Borrower shall be allowed to reborrow principal during the Borrowing Period at an advance rate, however, which shall not exceed ninety percent (90%) of the principal amount of any Qualified Pledged Account which is pledged to Lender as collateral for said reborrowing. Any reborrowings (those occurring after new borrowings have first aggregated the Maximum Line Amount) shall not be subject to the Origination Fee specified in Paragraph 2(G) below.

              D. Maximum Line Amount. At no such time shall the collective principal amount of all Advances exceed the Maximum Line Amount.

              E. Interest Rates, Payment and Calculation. All Obligations shall bear interest, on a 360 day basis in accordance with the terms and conditions of the Line of Credit Note. Interest shall begin to accrue on the date of any and all Advances hereunder.
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              Interest  hereunder  shall be due and  payable as  provided in the
Line of Credit Note. Lender may charge such interest, all Lender Expenses (as and when incurred), and all installments or other payments due hereunder or under the Credit Agreement to Borrower's loan account, which amounts shall thereafter accrue interest at the then applicable rate of interest. Any interest not paid when due shall be compounded by becoming a part of the Obligations, and such interest shall thereafter accrue interest at the rate then applicable hereunder.

              In no event shall the interest rate or rates payable under the Credit Agreement and the Line of Credit Note, plus any other amounts paid in connection herewith, exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable. Borrower and Lender, in executing the Credit Agreement and the Line of Credit Note, intend to legally agree upon the rate or rates of interest and manner of payment stated within it; provided, however, that, anything contained herein or in the Line of Credit Note to the contrary notwithstanding, if said rate or rates of interest or manner of payment exceeds the maximum allowable under applicable law, then, ipso facto as of the date of the Credit Agreement and the Line of Credit Note, Borrower is and shall be liable only for the payment of such maximum rate of interest as allowed by law, and payment received from Borrower in excess of such legal maximum, whenever received, shall be applied to reduce the principal balance of the Obligations to the extent of such excess.

              F. Crediting Payments;  Application of Collections.  On the Friday
of each week, commencing with the week following the week in which the Closing Date occurred, Lender will apply 100% of the funds collected under all Pledged Accounts as of said dates, first to any unpaid Lender Expenses, then to the payment of accrued and unpaid interest and then to the reduction of the principal balance of the Obligations. The crediting of collections against Obligations outstanding shall not be considered a payment against the Obligations unless any wire transfer is of immediately available federal funds and is made to the appropriate deposit account of Lender or unless and until such check or other item of payment is honored when presented for payment. Any Account payments received directly by the Borrower shall be immediately forwarded to the Lender. Should any check or item of payment not be honored when presented for payment, then Borrower shall be deemed not to have made such payment, and interest shall be recalculated accordingly.

              G.  Origination  Fee.  In  consideration  for  underwriting,   due
diligence and credit analysis services rendered, Borrower covenants and agrees to pay Lender an origination fee equal to one percent (1%) of each Five Million Dollars ($5,000,000), or portion thereof, of principal advanced by Lender to Borrower pursuant to the terms of the Line of Credit Note, it being understood that Lender is authorized by Borrower to deduct this sum directly from any Advance once the initial or any subsequent origination fee is earned if said sum is not otherwise paid by Borrower. In illustration of the foregoing, Lender shall be entitled to deduct $50,000 from the first advance of principal hereunder as its origination fee associated with the first $5,000,000 tranche of principal becoming subject to advance hereunder and Lender shall be entitled to deduct $50,000 once any principal is advanced from each successive $5,000,000 tranche of successive principal becoming subject to advance hereunder. If not otherwise paid in accordance with the procedure referenced above, the entire origination fee, or portion thereof, of one percent (1%) of the Maximum Line Amount shall be due and payable in full at the expiration of the Borrowing Period. However, no Origination Fee
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is due for any $5,000,000 tranche not commenced.  Conversely, the entire $50,000 increment is due for any $5,000,000 tranche commenced, but not completed.

         3.   CONDITIONS TO ADVANCES.
              -----------------------

              Conditions to Advances. The obligation of Lender to make any Advance is subject to the fulfillment, to the satisfaction of Lender and its counsel, of each of the following conditions on or before the date of any
Advance:

              (a) With respect to the initial Advance, all of those documents as are more fully described on that closing agenda attached hereto as EXHIBIT A, which collectively constitute and comprise portions of the Credit Agreement are in form and substance satisfactory to Lender and shall have been duly executed by all parties thereto, with the signatures properly notarized and the instruments in proper form for recordation, as required, and shall have been recorded and/or delivered to Lender or Lender's agent, as appropriate.

              (b) All conditions set forth herein to the making of the initial Advance shall have been satisfied on or before the Closing Date.

              (c) All representations and warranties contained herein shall be true and correct as of the date of the execution of the Credit Agreement, the Closing Date and the date of Advance.

              (d) Borrower shall have executed such certificates and resolutions as are required by Lender and will perform such other acts as may be required to perfect Lender's security interests in the Collateral.

              (e) There shall be no Event of Default, then in existence, or any event or occurrence which with notice, the passage of time or both, would constitute an Event of Default.

              (f) Lender  reviewed  and  approved  sufficient  Pledged  Accounts
complying  with  the   requirements   of  Paragraph  8  herein  to  support  the
contemplated Advance.

              (g) Borrower shall have delivered and Lender shall have received and approved all certificates, instruments and other additional documents and assurances as Lender may reasonably require and shall have the on-going right to receive all other documents from Borrower which Lender may reasonably require and which shall be in furtherance of the intentions and goals of this agreement.

              (h) Lender has or shall have received copies of articles of partnership or incorporation of Borrower and a current Certificate of Good Standing for Borrower issued by the appropriate governmental authority as well as copies, if any, of Borrower's licenses or qualifications to do business.

              (i) With regard to the initial Advance, Lender shall have received an executed attorney opinion letter from legal counsel for Borrower in form and substance satisfactory to Lender,
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addressed to Lender in form and scope  satisfactory  to Lender and covering such matters relating to Borrower, the Pledged Accounts as Lender and its counsel in their discretion may require.

              (j) With regard to any subsequent Advance, if Lender has reason to believe that any material change in any legal issue affecting the Project has arisen, Lender shall have received a reaffirmation of the legal opinion issued by Borrower's Counsel as of the Closing Date verifying that no changes in condition to said opinion or the facts or legal conclusion referenced therein have occurred.

              (k) Lender shall have received satisfactory evidence that the Pledged Accounts are (i) exempt from or in compliance with applicable statutes and regulations governing the sale of timeshare interests or operation of timeshare projects, or that the business of Borrower fully complies with all such statutes and regulations, (ii) Borrower is in good standing with all applicable governmental authorities, and (iii) the Pledged Accounts comply with all applicable federal, state, and local statutes, regulations and ordinances.

              (l) Lender shall have received and reasonably reviewed and approved all documents relating to the sale of Timesharing Interests in the Project including without limitation all regime documents and amendments thereto, applicable state timeshare registrations, forms of sales contracts, disclosure documents and property owner association constituent documents and budgets.

              (m) Lender or Escrow Agent shall have received the End-Loan Documents with respect to each Pledged Account, which shall have been fully executed by all applicable Account Debtors, and any cross-outs, erasures, write-outs and modifications regarding any of the foregoing shall be initialed by the Timeshare Purchaser.

              (n) Borrower shall have provided Lender with evidence of insurance in place in an amount sufficient to restore the improvements upon the property constituting the Project to a usable state. At the time of execution hereof, Lender acknowledges that Borrower has provided proof of insurance satisfying the foregoing requirements.

              (o) Borrower's net worth shall not decrease below $17,500,000.

              (p) There shall have been no material adverse change or threatened adverse change to the financial condition of Borrower nor shall there be any material adverse change in Borrower's business operations or the Project.

              (q) Lender shall have received verification that the Project remains in continuing compliance with all local, state, and federal laws.

              (r) Borrower shall have paid Lender all Lender's Expenses including, without limitation, legal fees (but not more than $5,000 for such fees, plus necessary costs incurred) and disbursements of Lender's counsel, incurred by Lender in connection with the subject loan, and the preparation of the Credit Agreement. Any unpaid reimbursement as provided in this paragraph may be deducted by Lender from any Advance.

              (s) Borrower shall be in material compliance with all financial and protective covenants and warranties and representations of every nature as may be found in Borrower's lending agreements with third party lenders and Borrower shall not be in material default in any term or condition of any other agreement of whatever nature to which Borrower is a party.

              (t) Lender must be satisfied that the Project is in complete accordance with all applicable zoning requirements.

              (u)  Borrower   shall   demonstrate   the  existence  of  adequate
Timesharing Interest inventory so as to meet all demands for usage as required by Account Debtors.

              (v) During the term of the Credit Agreement, Borrower shall maintain a debt to equity ratio of not greater than 7 to 1.

         4.   ADVANCES.
              ---------

         Subject to the terms, limitations, and conditions herein, in the Credit Agreement and in the Line of Credit Note, Lender agrees to advance funds to Borrower as follows:

              Procedures for Advances. Advances shall be made no more than weekly in a minimum amount of $25,000 upon receipt by Lender of a written request for an Advance from Borrower received by Lender at least five (5) Business Days prior to the requested date of the Advance and Borrower's compliance with all requirements as set forth herein and the satisfaction of all criteria set forth herein regarding qualifying Accounts.

              Principal of Note. Upon making an Advance or receiving a repayment of principal or interest, Lender shall make such entries in its records as Lender may deem necessary or appropriate to indicate the amount outstanding under the Line of Credit Note and the Credit Agreement as adjusted for all Advances hereunder. In the absence of manifest error, Lender's records shall be conclusive proof of the amount outstanding, subject to rebuttal by Borrower.

         5.   SERVICER AND CUSTODIAN.
              -----------------------

              Servicer. Servicer shall act as servicer of all Pledged Accounts. The duties of the Servicer are set forth in the Servicing Agreement, which among other things, shall limit the amount of servicing fees and costs which may be imposed by Servicer.

              Custodian. Lender shall serve as custodian of the Pledged Accounts and all books and records pertaining thereto pursuant to the terms and conditions of the Custodial Agreement.

         6.   (RESERVED)

         7.   SECURITY.
              ---------

              As security to collateralize the Borrower's duty to pay and perform all Obligations hereunder, Borrower shall and does hereby give and grant to Lender:

                  (a) a first lien security interest in and to the Pledged Accounts;

                  (b) a collateral assignment of all Pledged Accounts along with corresponding deed of trust;

                  (c) a collateral assignment of all of Borrower's rights, title and interest in and to all marketing, management, exchange and related contracts in favor of Borrower or its affiliates and otherwise associated with the Project;

                  (d) that other collateral and security which Lender may reasonably require;

              After the Closing Date, upon request by Lender, Borrower shall grant to and in favor of Lender a security and collateral interest in the form of a "surety" deed of trust in and to all or a portion, in Lender's discretion, of The Inn at Los Abrigados and the 5000 Timesharing Interests currently owned by Premiere Vacation Club (which number may be increased through amendment) which shall be subordinate to the interests of Timesharing Interest Purchasers and which shall otherwise contain nondisturbance provisions in favor of Timesharing Interest Purchasers to the reasonable satisfaction of Borrower and the Arizona Department of Real Estate. It is agreed that the form of said instrument shall be similar to that form of surety deed of trust executed by Borrower in favor of Lender in the Kohl's Ranch Lodge lending facility which was entered into between the parties on or about June 27, 1997, which form will be used as a general guide only in fulfilling the goals of this paragraph. At any time and from time to time, the surety deed of trust will contain provisions to automatically release a Timesharing Interest from the encumbrance of the surety deed of trust upon the closing of a purchase by a Timesharing Interest Purchaser so that no recording of a release, nor execution of any release document, is necessary. If requested by Borrower, Lender will enter into inter-creditor pari passu agreements with other lenders of Borrower which are fair and reasonable in their terms and are not materially detrimental to Lender.

         8.   ELIGIBILITY OF ACCOUNTS.
              ------------------------

          In order to be considered Qualified Pledged Accounts and therefore subject to having the Borrowing Base applied thereto, an Account must meet the following underwriting standards:

              (a) The Account must relate to sale of fee simple Timesharing Interests or the sale of Club membership interests in the Project to a citizen of the United States or Canada. However, not more than five percent (5%) of the Pledged Accounts may be from citizens of other countries if such Pledged Accounts meet Lender's reasonable underwriting criteria;

              (b) The Accounts must be fully amortizing and have an original term of no more than eighty-four (84) months and a minimum cash (or other immediate funds) down payment of ten percent (10%) or paid-in equity of ten percent (10%), less closing costs; provided that fully amortizing Accounts possessing an original term of eighty-five (8 5) to one hundred and twenty (
120)
months or less are permissible so long as the monthly payments associated with same or equal to or greater than $150. With regard to Accounts possessing a term of eighty-four (84) or less months, then the minimum monthly installment payable with regard thereto shall not be less than $80;

              (c) At the time of any Advance, no installment on the Account may be more than twenty-nine (29) days contractually past-due, unless waived by Lender. Subsequent to any Advance, any Pledged Account will be considered ineligible for Borrowing Base application should any scheduled monthly installment become more than eighty-nine (89) days contractually past-due, unless waived by Lender provided Lender shall accept previously delinquent Accounts which have been reinstated by Borrower and have been amended, in writing, to provide for the deferral of the delinquent payments to the end of the contract payment obligation (thereby extending the term of said contract), provided (a) such contract otherwise meets the requirements hereunder in relation to an Advance; (b) the agreement of extension or modification must be in writing and signed by the Account Debtor; (c) the Account Debtor has made the three (3) successive payments immediately prior to submittal for Pledged Account status and (d) such an extension accommodation has not been made between Borrower and Account Debtor more than three (3) times during the life of the Account.

              (d) The maker or guarantor of the Account shall not claim a defense, set-off or counterclaim with respect to the Account or dispute, contest or repudiate its purchase of a Timesharing Interest;

              (e) The repayment of the Account is secured and collateralized by a deed of trust or assignment of contract for sale encumbering the Timesharing Interest subject only to (i) the lien of real property taxes and assessments not yet due or payable, and (ii) such other non-monetary exceptions to title as are acceptable to the Lender;

              (f) Lender is satisfied that all dwelling units and promised Project amenities have been completed and are ready for occupancy and usage;

              (g) All monies to be paid under and pursuant to the Account are to be paid in United States Dollars;

              (h) Borrower shall furnish to Lender an executed credit application with respect to each Account submitted to Lender for underwriting, and a credit report along with appropriate scoring matrix in that format that Lender may reasonably request;

              (i) Lender may reject any Account which, in its sole discretion, reasonably fails to meet Lender's underwriting criteria and conditions;

              j) All Timesharing Interests giving rise to Accounts to be financed hereunder shall be located in buildings wherein the appropriate governmental entity has issued a certificate of occupancy or similar document;

              (k) The obligor's creditworthiness must be reasonably acceptable to Lender;

              (1) All monies to be paid under the pursuant to the accounts shall be paid in United States Dollars; Pledged Accounts may be paid by automatic debit to an Account Debtor's bank account;

              (m) All Timesharing Interests giving rise to Accounts must have been registered with and approved by all applicable regulatory entities and the Project in which the Timesharing Interest is located along with all regime documents pertaining thereto must have been reviewed and approved by Lender.

         Should any Pledged Account become more than eighty-nine (89) days or more contractually delinquent or fail to meet or to continue to meet the above-noted eligibility criteria (an "Ineligible Account"), then the cumulative principal of all Pledged Accounts to which the Borrowing Base is applied in determining Borrower's prospective Advances hereunder shall be reduced by the principal value of the Ineligible Account even if the Account had previously qualified for inclusion in determining Advance availability.

         9.   WEIGHTED AVERAGE COUPON.
              ------------------------

         The Pledged Accounts shall at all times possess and maintain a weighted average coupon rate ("WAC") of not less than the interest rate set forth in the Line of Credit Note plus 100 basis points. If the WAC requirements hereunder become out of balance then Lender shall have the right to take any action with regard to subsequently Pledged Accounts that it deems reasonable in order to bring the Pledged Accounts into compliance with the WAC standard.

        10.   (RESERVED)

        11.   BORROWING PERIOD.
              -----------------

        During the Borrowing Period, payments of interest only at a minimum shall be due and payable on the first (1st) day of the first month following the Closing Date and on the first (1st) day of each month thereafter. All payments received on the Pledged Accounts shall be applied first to amounts, fees, costs and Lender Expenses due under the Credit Agreement, then to interest due thereunder, then to principal due thereunder or, at the option of holder, to any other indebtedness or Obligations owed by Borrower or its affiliates to Lender or its affiliates. In the event the funds received by Lender from the Pledged Accounts are less than the required monthly payment hereunder, Borrower shall pay the difference within ten (10) days after notice. In the event that payments received from and on the Pledged Accounts and forwarded to Lender exceed the amount required to fund the then-due interest, the excess amounts and payments shall be applied to reduce the principal outstanding under the Line of Credit Note and this Credit Agreement.

        12.   EXTENSION OF BORROWING PERIOD.
              ------------------------------

        Upon request of the Borrower, the Borrowing Period may be extended for an additional period at Lender's sole discretion.

        13.   PRINCIPAL AMORTIZATION PERIOD.
              ------------------------------

        Equal fully amortizing monthly payments of principal and interest shall at a minimum be due and payable beginning on the first (1st) day of the first month immediately following the end of the Borrower Period and monthly thereafter during the Amortization Period. Lender shall provide Borrower with notice of the amount of such installment payments. If not otherwise paid during the Amortization Period, all Obligations outstanding under the Credit Agreement and the Line of Credit Note shall be due and payable in full on or before the Maturity Date. The minimum monthly payment during the Amortization Period shall be an amount which will amortize the unpaid balance of the Obligations over the Amortization Period. All payments received by Lender from and on the Pledged Accounts shall be applied first to amounts, fees, costs and Lender Expenses due under the Agreement, then to interest due hereunder, then to principal due hereunder, or at the option of the holder, to any other indebtedness owed by Borrower or its affiliates to Lender or its affiliates. In the event the funds received by Lender from the Pledged Accounts are less than the required monthly payment hereunder, Borrower shall pay the difference within ten (10) days after notice.

        14. VOLUNTARY PRE-PAYMENTS.
            -----------------------

        The Borrower is prohibited from prepaying principal during the Borrowing Period. Thereafter, at any time and from time to time, subject to the following prepayment fees, Borrower may prepay all or a portion of the Line of Credit Note commencing upon the termination of the Borrowing Period and continuing for a twelve (12) month period thereafter by tendering with such prepayment a prepayment fee of three percent (3%) of the amount of the prepayment. Commencing at the beginning of the thirteenth (13th) month after the termination of the Borrowing Period and for a twelve (12) month period thereafter, any such prepayment shall be accompanied by a prepayment fee of two percent (2%) of the amount of the prepayment. Commencing at the beginning of the twenty-fifth (25th) month after the termination of the Borrowing Period and continuing for a period of twelve (12) months thereafter, any such prepayment shall be accompanied by a prepayment fee of one percent (1%) of the amount of the prepayment. Thereafter, there shall be no prepayment fee. In the event Borrower does not tender a prepayment fee as required herein, Lender may deduct same from the amount of any tendered prepayment and apply the remainder of the payment against the Obligations owing under the Line of Credit Note and this Credit Agreement. Any such prepayments shall not delay or reduce the next-due monthly installments. The prepayment fees referenced herein are understood to compensate the Lender for its costs associated with the Lender's commitment of funds and other expenses associated with the providing of this credit facility to Borrower. The prepayment penalties hereunder shall not apply to principal payments which are collected by the Servicer through the natural payment or pre-payment of the Pledged Accounts by the Account Debtors during the Borrowing Period or the Amortization Period, nor shall it apply to the relocation of Pledged Accounts from this credit facility to any other credit facility between Lender and Borrower. Such prepayments on Pledged Accounts by Account Debtors shall apply to Borrower's installments in the order of their maturity. Moreover, the prepayment penalties hereunder shall not apply to prepayments from receivables securitizations or other like financing proceeds so long as (a) Lender has been engaged by Borrower to negotiate and effectuate the contemplated securitization or other like financing, (b) the receivables which are the subject of the contemplated securitization or other like financing are aged at least twelve
(12) months or more, and (c) at least Ten Million

Dollars ($10,000,000) of principal continues to be owed and outstanding under this Agreement after the closing and funding of the contemplated securitization or other like financing.

        15.   MANDATORY PREPAYMENT.
              ---------------------

        Should the Obligations outstanding ever exceed the Borrowing Base, then the Borrower shall be required within twenty (20) days after notice to pledge additional eligible Accounts sufficient to reinstate the Borrowing Base to its prescribed ratio. Borrower may also, or in the alternative, repay in cash an amount equal to the deficit under the Borrowing Base. No prepayment fee will be payable in connection with prepayments in such circumstances. Mandatory prepayment shall also arise should an Event of Default occur hereunder. Upon the occurrence of an Event of Default, all Obligations outstanding hereunder shall immediately become due and payable.

        16.   CONFIRMATION AUDIT OF PLEDGED ACCOUNTS.
              ---------------------------------------

        Lender   shall  have  the  right  to  audit  the  Pledged   Accounts  by
confirmatory letters at any time prior to or after the Closing Date. Lender shall have the right to perform confirmatory telephone audits. Borrower agrees to furnish or to cause Servicer to furnish Lender all information necessary for Lender to conduct such audits and to fund all reasonable costs incurred by Lender in performing such audits.

        17.   REPRESENTATIONS AND WARRANTIES.
              -------------------------------

        Borrower makes the following representations and warranties to Lender, each of which shall be deemed made again as of the date of each and every
Advance:

        (a) Borrower is a corporation or partnership, as the case may be, duly organized, validly existing, and fully qualified and authorized to do business in the State of Arizona; and Borrower and its business and operations are in full compliance with all applicable federal, state and local laws, ordinances and regulations. Borrower is governed by the terms of its Articles of Incorporation or constituent documents, true copies of which have been delivered to Lender. The Articles of Incorporation or constituent documents are in full force and effect and have not been amended or modified in any manner, except as indicated in the copies furnished to Lender. There is no agreement of any kind other than as provided Lender which governs Borrower or the relative rights and duties of the parties holding interests in Borrower.

        (b) Borrower has taken all action to permit Borrower to enter into this Agreement or any other agreement or transaction contemplated herein, and the same is valid and binding upon Borrower. No officer or agent of Lender shall be required to make any inquiry concerning the validity of any transaction purported to be made by Borrower or the authenticity of any signature or endorsements relating to same, and Lender may conclusively assume that every obligation, agreement, instrument or act or thing done and executed by such person purportedly on behalf of Borrower has been so executed or done in this official capacity as an agent of Borrower.

        (c) Borrower is not subject to any disciplinary actions or proceedings by any governmental authority or trade organization with respect to any licenses or permits held by Borrower.

        (d) Borrower's execution, delivery and performance of this Agreement, the Credit Agreement and the borrowing evidenced by the Line of Credit Note (i) will not violate any indenture, agreement or any other instrument to which Borrower is a party or by which Borrower or any of its property is bound; and
(ii) will not be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of its property or assets, except as contemplated by the provisions of this Agreement. Each of the documents which collectively constitute the Credit Agreement, when executed and delivered to Lender, will constitute the legal, valid and binding obligations of respective signatories thereto enforceable in accordance with their terms.

        (e) All financial data and other information of whatever nature that have been given to Lender with respect to Borrower (i) is complete and correct in all material respects and do not omit to state any material fact necessary in order to make the statements herein or therein not misleading; and (ii) accurately present the financial condition of Borrower as of the date on which the same have been furnished. All balance sheets disclose all known liabilities, direct and contingent, as of their respective dates. There has been no adverse change in the financial condition of Borrower since the date of the most recent of each such financial statement given to Lender other than changes in the ordinary course of business, none of which changes has been materially adverse.

        (f) The Borrower is not a party to any agreement or instrument materially and adversely affecting its present or proposed business, properties or assets, operations or condition, financial or otherwise; and is not in material default in performance, observance or fulfillment of any of the material obligations, covenants or conditions set forth in any agreement or instrument to which it is a party.

        (g) All other reports, papers, data and information given by Borrower to Lender with respect to Borrower and other persons and entities, are accurate and correct in all material respects and complete insofar as completeness may be necessary to give Lender a true and accurate knowledge of the subject matters.

        (h) Borrower has filed all required federal, state, county and municipal income tax returns and has paid all taxes which have become due pursuant to such returns or pursuant to any assessments received by it. Borrower knows of no basis for a material additional assessment in respect of any such taxes.

        (i) There is not now pending against or affecting Borrower nor to its knowledge is there threatened any action, suit or proceeding at law or in equity or by or before any administrative agency which, if adversely determined, would materially impair or affect the financial condition or operation of Borrower.

        (j) No authorization, consent, approval, license, exemption, filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or securities exchange, is or will be necessary to the validity of the rights created under this Agreement.

        (k) This Agreement, the documents relating thereto and all aspects of the transactions contemplated therein do not violate any federal or state laws or regulations, including without limitation laws or regulations relating to usury and the Truth-in-Lending Act.

        (l) Borrower has not made an assignment for the benefit of creditors; has not suspended business or commenced proceedings for its dissolution; has not filed bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings for relief under the bankruptcy laws for the relief of debtors, instituted by or against it or has consented thereto; or has any judgment, writ or warrant or attachment, or similar process, entered or filed against it or any of its property or assets which renders it insolvent or impairs its ability to continue doing business and which has remained unvacated, unbonded or unstayed for a period of 30 days.

        (m) Borrower has good and marketable legal title to and is the sole owner of the Pledged Accounts and the Pledged Accounts are not subject to a security interest or other claim from third parties, except as may be disclosed to Lender in writing.

        (n) The real property which is the subject of each Pledged Account is free and clear from all material encumbrances which might have a substantive negative impact upon the use of said real property as contemplated by the Credit Agreement and, during the term of the Credit Agreement, shall remain free and clear of all such material encumbrances.

        (o) Borrower and the Project are in material compliance with all state laws and regulations, concerning the operation of the Project from which the Pledged Accounts arise and the sale of interests therein. The Project possesses the presence of no Hazardous Materials to Borrower's knowledge nor is Borrower's current or proposed operation of the Project likely to cause the production or location upon the Project of Hazardous Materials. The Borrower's operations of the Project and the Project's current status are all in accordance with all state, federal or other environmental rules, regulations and laws of every nature.

        (p) Borrower is not insolvent nor has made an assignment for the benefit of creditors; has not suspended business or commenced proceedings for dissolution or become insolvent; has filed any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings for relief under bankruptcy, insolvency or receivership laws for the relief of debtors, instituted by or against it or has consented thereto; or has any judgment, writ or warrant of attachment, or similar process, entered or filed against it or any of its property or assets, which renders it insolvent or impairs its ability to continue doing business and which has remained unvacated, unbonded or unstayed for a period of 30 days; has generally not failed to pay its debts as they become due; has not taken any action, nor has any intentions to take any action, which would constitute an "act of bankruptcy" under the Federal Bankruptcy Code or in contemplation thereof.

        (q) The purpose of this transaction is exclusively for commercial or business purposes.

        (r) Borrower has (i) undertaken a detailed inventory, review and assessment of all areas within its business operations that could be adversely affected by the failure of Borrower to be year 2000 compliant on a timely basis,
(ii) developed a detailed plan and time line for becoming year 2000 compliant on a timely basis and (iii) to date, implemented that plan in accordance with that time table in all material respects. Borrower reasonably anticipates that it will be year 2000 compliant on a timely basis.

        (s) Borrower has made, or will make, written inquiry of each of its key suppliers, vendors and customers as to whether such persons will, on a timely basis, be year 2000 compliant in all material respects and on the basis of such inquiry believes that all such persons will be so compliant, or Borrower believes that such an inquiry is not necessary. For purposes hereof, "key suppliers, vendors and customers" refers to those suppliers, vendors and customers of Borrower whose business failure would, with reasonable probability, result in a material adverse change in the business, properties, condition (financial or otherwise), or prospects of Borrower.

        (t) At the time of the execution of this agreement and throughout the term of this credit facility, including any extensions hereto, Borrower shall at all times maintain a ratio of at least one deeded, perpetual and unencumbered Timesharing Interest per Club membership which has been sold to a third party and is outstanding, all in accordance with the Club's recorded membership plan.

        18.   PROTECTIVE COVENANTS.
              ---------------------

        So long as any of the Obligations remains unpaid, Borrower shall at all times be in full and timely compliance with all of the following covenants and perform all duties and obligations set forth below in a timely manner:

        (a) The Borrower shall at all times insure that the Project and the Pledged Accounts are in material compliance with all laws, rules and regulations of whatever nature associated with the Borrower's operation of the Project and its sale of Timesharing Interests or Club memberships therein including, without limitation, all laws pertaining to timeshare sales and marketing activities, the providing of consumer credit to third parties, the manner in which real property transactions are closed, and all other laws and regulations that serve as a condition to or might otherwise have a negative impact upon the enforceability of the Pledged Accounts as represented in the Credit Agreement.

        (b) True and correct pro-forma copies of all end-loan consumer documents which pertain to the sale of Timesharing Interests or Club memberships in and to the Project have been presented to the Lender for review prior to the date hereof. All such documents are and will always be in complete compliance with all rules and regulations applicable thereto and will continue to so remain in compliance during the term of the Credit Agreement.

        (c) The Borrower shall comply with the requirement of all applicable laws, rules, regulations and orders of any governmental authority, including, without limitation, applicable usury laws, Truth-in-Lending laws, subdivisions law, consumer credit laws, Timesharing Interest sales and registration laws and the Interstate Land Sales Full Disclosure Act.

        (d) The Borrower shall keep adequate records and books of account reflecting all financial transactions in conformity with (i) generally accepted accounting practices applied on a consistent basis, and (ii) all applicable requirements of any governmental agency having jurisdiction over Borrower or any of its businesses.

        (e) Borrower acknowledges that the placement of any additional liens upon the Pledged Accounts described in the Credit Agreement may impair the ability of Lender to obtain assurance that its security interest remains in a prior position and that the Obligations will be repaid in accordance with the Credit Agreement. Accordingly and to facilitate the purposes of this Agreement and to avoid causing damage to Lender, Borrower agrees that it shall not create or suffer to be created any additional lien upon any of the Pledged Accounts without Lender's prior written consent which will not be unreasonably withheld.

        (f) Upon the request of Lender, the Borrower shall execute or cause the execution, acknowledgment and delivery of such further instruments (including, without limitation, declarations of no set-off) and do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Agreement or the other Credit Agreement.

        (g) The Borrower shall not take any action with respect to any of the security for the Obligations held by Lender from time to time which is inconsistent with the provisions and the purpose of this Agreement or which would materially and adversely affect the rights of Lender under the Credit Agreement.

        (h) Lender shall have the right to make reasonable periodic audits of Borrower's books and records and those of the Project, and to verify the Pledged Accounts, with Lender's reasonable expenses to be reimbursed by Borrower.

        (i) Borrower shall not use Lender's name, or the name of any of Lender's affiliates, in connection with its business activities, except as necessary in Borrower's dealing with governmental agencies, financial institutions, and Borrower's internal business matters.

        (j) Borrower shall supply Lender on a monthly basis with all forms of Timeshare Interest inventory reconciliation reports as Lender may reasonably require to insure that Borrower's Pledged Accounts are consistent with its available and unencumbered sales inventory and so as to insure that Borrower's Club membership sales are consistent with the provisions of paragraph 17(t) hereof.

        (k) Borrower shall provide Lender with a schedule of all proposed Accounts which may be subject to a contemplated Advance hereunder at least five
(5) Business Days prior to the date of the contemplated Advance.

        (1) Borrower or Servicer shall furnish and deliver to Lender within five
(5) days after the end of each month a detailed trial balance of the collection and accounting status of each Pledged Account which shall contain a monthly delinquency report, a cash transactions report, a collections report, and all other reports as Lender may request, all in form acceptable to the Lender.

        (m) Borrower shall submit to Lender at least annually and as otherwise requested by Lender a detailed annual operating budget for the Project and financial statements regarding the operations of the Project's property owners associations, certified by an appropriate officer of Borrower.

        (n) Borrower shall take all steps necessary in order to insure that its data processing, management information and related computer systems are year 2000 compliant and are otherwise in accordance with year 2000 policies and procedures which are routinely observed by publicly traded corporations.

        (o) Borrower shall at all times pay all personal and real property taxes of whatever nature which are applicable to the Project and shall, moreover, at all times insure that the Project carries liability and casualty insurance in amounts which Lender deems reasonable based upon objective industry standards. Borrower shall provide Lender with proof of payment of all real and personal property taxes applicable to the Project on an annual basis upon request, and shall additionally upon request, provide Lender with a certificate of insurance from a nationally recognized insurance company certifying the existence of the required casualty and liability insurance, which without request shall additionally specify Lender as a co-insured and co-loss payee thereon.

        19.   FINANCIAL STATEMENTS; REPORTS AND TAX RETURNS.
              ----------------------------------------------

        Accountings, Tax Returns and Financial Statements. Borrower shall deliver to Lender: (a) monthly sales and cancellation reports, (b) quarterly financial statements within forty-five (45) days after the end of each fiscal quarter, (c) annual audited consolidated financial statements for ILX Resorts Incorporated within ninety (90) days after the end of each fiscal year, and (d) such other information as Lender might reasonably request from time to time. With regard to internally generated reports, all shall be certified by Borrower's chief financial officer as being true and correct.

        20.   AUDIT.
              ------

        Lender shall have the right to inspect and/or audit Borrower's books and records at Borrower's place of business during business hours upon ten (10) days notice to Borrower.

        21.   TIMESHARING INTEREST SALES PRICE LIST.
              --------------------------------------

        Borrower shall, upon request, provide to Lender quarterly current Timesharing Interests sales price list, and minimum sales prices regarding the sale of Timesharing Interests to third party retail purchasers.

        22.   SERVICING REPORTS.
              ------------------

        Servicer and/or Borrower shall provide Lender upon request by Lender with copies of all reports produced by Servicer with respect to the Pledged Accounts.

        23. CROSS-DEFAULT.
            --------------

        Any defaults under the Credit Agreement, Line of Credit Note, Secured Line of Credit Lending Agreement (ILX Incorporated) dated April 9, 1996, $2,000,000 Secured Line of Credit Promissory Note dated April 9, 1996, Receivables Sale and Purchase Agreement dated February 19, 1997, $1,500,000 Secured Term Promissory Note dated June 27, 1997, $5,000,000 Secured Line of Credit Promissory Note dated June 27, 1997, Secured Line of Credit Lending Agreement (ILX Incorporated -- Kohl's Ranch Lodge Facility) and all documents referenced therein or pertaining thereto which have been previously executed by and between Lender and Borrower, or any other obligation from Borrower or its affiliates to Lender or its affiliates shall be deemed to constitute and comprise an Event of Default hereunder and a default under any and/or all of the other loans or agreements with Lender or its affiliates and any collateral under any or all of the above shall be deemed to be collateral for the others. Lender, at its option may exercise any of its rights and remedies under these agreements to cure a default under any of the agreements, including but not limited to retention of and/or application of payments on the Pledged Accounts, and/or any other collateral.

        24.   DEFAULT.
              --------

        The occurrence of any one or more of the following events and/or occurrences shall constitute an "Event of Default" hereunder:

        (a) Default in the performance of any obligation by Borrower under the Line of Credit Note, this Secured Line of Credit Lending Agreement, or any of the documents which constitute the Credit Agreement, whether or not such default is with respect to the payment of money or otherwise;

        (b) Borrower's failure to comply with the provision of any financial covenant or any other covenant, condition or obligation contained in the Credit Argument;

        (c) Any warranty or representation contained herein at any time proves to be false or misleading in any material respect;

        (d) The levy of an attachment, execution or other such process against Borrower's property or any of its assets with respect to a claim or claims aggregating $100,000 or more and the failure by Borrower to obtain the discharge thereof or provide adequate bond acceptable to Lender as security therefor within 30 days after attachment;

        (e) Default in the performance of any other obligation of Borrower to Lender under any other agreement between Borrower and Lender;

        (f) Borrower's entry into or granting of a general assignment for the benefit of its creditors, the voluntary or involuntary appointment of a receiver for all or substantially all of its assets, Borrower's bankruptcy or Borrower admits in writing its inability to make payments on its debts as they mature;

        (g) The occurrence of any material adverse change in the financial conditions or operations of Borrower;

        (h) The occurrence of a default in the performance of any other payment obligation of Borrower, whether owed to Lender or any other person, firm, or entity, which default gives rise to a liability of $100,000 or more, which obligation is not contested or defended by Borrower in good faith;

        (i) The occurrence of a monetary or non-monetary event of default under the Secured Line of Credit Lending Agreement (ILX Incorporated) dated April 9, 1996, $2,000,000 Secured Line of Credit Promissory Note dated April 9, 1996, Receivables Sale and Purchase Agreement dated February 19, 1997, $1,500,000 Secured Term Promissory Note dated June 27, 1997, $5,000,000 Secured Line of Credit Promissory Note dated June 27, 1997, Secured Line of Credit Lending Agreement (ILX Incorporated -- Kohl's Ranch Lodge Facility) and all documents referenced therein or pertaining thereto which have been entered into by and between Lender and Borrower.

        25.   REMEDIES.
              ---------

        Upon the occurrence of any Event of Default, Lender may:

        (a)   Declare all of the Obligations immediately due and payable;

        (b) Commence foreclosure or otherwise enforce Lender's rights against any security then held by Lender for the Obligations in such order as Lender may determine;

        (c) Terminate Lender's agreement to make further Advances under this Agreement;

        (d) Offset any indebtedness from any amounts due Borrower under any other agreement between Borrower and Lender;

        (e) Exercise any and all other rights and/or remedies which may be available to Lender either at law or in equity.

              Marshalling. Borrower specifically waives, to the fullest extent permitted by law, any right to require marshalling of any of the assets encumbered to secure the Obligations and to direct the order in which such assets are sold.

              Disposition  of  Proceeds.   Subject  to  the  provisions  of  all
applicable law, the net cash proceeds resulting from the sale or other disposition of all or any part of the security held by Lender shall be applied in the following order: (i) first, to the costs and expenses (including any trustee's and attorney's fees) of retaking, holding, storing, processing and preparing for sale, selling, collecting, liquidating the Collateral securing the repayment of the Obligations and the like, including all costs associated with work-out negotiations, litigation and bankruptcy proceedings, legal and administrative costs, (ii) then to the satisfaction of the Obligations, with application to principal, interest, charges and expenses to be in such order and manner as determined by Lender in its sole discretion; and (iii) then to satisfaction of any remaining obligations of Borrower hereunder. Any surplus after such application shall be delivered to Borrower, and Borrower shall be liable for, and shall pay to Lender on demand, any deficiency remaining after such application.

              Remedies Cumulative. The remedies provided for herein are cumulative and shall be in addition to any and all other rights or remedies provided for herein or at law or in equity including any banker's lien and right of offset. The exercise of any right or remedy by Lender hereunder shall not constitute a cure or waiver of any default in connection with the Obligations nor invalidate any notice of default or act done pursuant to any such notice, nor prejudice Lender in the exercise of any of its other rights.

        26.   MISCELLANEOUS.
              --------------

        (a) Waiver. No waiver by Lender of any default or breach by Borrower hereunder shall be implied from any omission by Lender to take, or any delay in taking, action on account of such default other than the default expressly made the subject of the waiver and any such express waiver shall be operative only for the time and to the extent therein stated. Any waiver of any covenant, term or condition contained herein shall not be construed as a waiver of any subsequent breach of the same covenant, term or condition. The consent or approval by Lender to or of any act by Borrower requiring further consent or approval shall not be deemed to waive or render unnecessary the consent or approval to or of any subsequent similar act. Notwithstanding anything set forth herein to the contrary, if no notice of a default or waiver is required hereunder and none has been given, Lender shall not be deemed to have waived any rights which it may have hereunder until seven (7) days following receipt by it of written notice from Borrower alerting Lender to the fact that the time for exercising any right or remedy hereunder has elapsed without exercise thereof and such time for exercise shall automatically be extended to seven (7) days following notice, said right shall conclusively be deemed to have been waived by Lender. The intent of this paragraph is to avoid unintentional waivers by Lender of any of its rights hereunder.

        (b) No Duty of Lender. Nothing in this Agreement shall impose or imply any duty or obligation whatsoever upon Lender, and Lender shall be under no duty to take any action to preserve rights of Borrower with respect to any of the security held by Lender for the Obligations. Borrower waives any and all impairment of recourse and/or impairment of collateral defenses which it may possess against the Lender.

        (c) Amendment. The Agreement and the Credit Agreement, and the terms of each of them, is the entire agreement between the parties and may not be changed, waived, discharged or terminated orally, but only by an instrument or instruments in writing signed by the party against which enforcement of the change, waiver, discharge or termination is asserted.

        (d) Indemnification. To the fullest extent permitted by law, Borrower agrees to indemnify and hold harmless Lender, and Lender's officers, directors, shareholders, agents, attorneys and employees (collectively Indemnitee"), from and against any and all out of pocket costs resulting from liability, loss, damage, costs or expense, including court costs and attorney's fees, that Indemnitee may hereafter suffer, incur, reasonably pay or in any manner be held liable for to third parties, by reason of any breach, default, misstatement or misrepresentation of any of the statements, warranties or representations of Borrower contained in the Credit Agreement or any related agreement, or by reason of any breach or default by Borrower, or any of Borrower's employees, officers or agents, in the performance of any duties, covenants or obligations arising under this or any related agreement. In this connection, but without limitation, Borrower agrees to reimburse any Indemnitee promptly upon demand for any payments reasonably made by such person to a third party with respect to any liability, damage, loss or claim to which the foregoing indemnity relates.

        (e) Notices. Any notice, demand or request which may be permitted, required or desired to be given in connection herewith shall be in writing and directed to the parties at the respective addresses set forth below (or at such other address as a party hereto may designate in writing) and shall be tendered by personal delivery or by facsimile transmission with verifiable transmission capability or be deposited in the U.S. mail, registered or certified, return receipt requested. Such notice, if forwarded by mail, shall be deemed effective seventy-two (72) hours after deposit in the U.S. mail, or if personally delivered, upon delivery. A registered mail or certified mail receipt will be prima facie evidence of the giving of such notice and the date thereof. If such notice is personally served, such notice shall be effective upon delivery or if such notice is sent by facsimile transmission, such notice shall be effective upon the completion of the transmission of the same (so long as the sender retains evidence of the recipient's(s') receipt).

        If to Borrowers:            ILX Resorts Incorporated
                                    Attn: Nancy Stone
                                    2111 East Highland Avenue
                                    Suite 210
                                    Phoenix, AZ 85016
                                    Facsimile: 602-957-2780

        If to Lender:               Litchfield Financial Corporation
                                    Attn: Wayne Greenholtz
                                    Senior Vice President
                                    13701 West Jewell Avenue, Suite 200
                                    Lakewood, Colorado 80228
                                    Facsimile: 303-985-5375

        With a copy to:             Heartsill Ragon III
                                    Gill Law Firm, P.A.
                                    3801 TCBY Tower
                                    Little Rock, Arkansas 72201
                                    Facsimile: 501-372-3359

        Nothing herein contained shall be construed as preventing the parties hereto, respectively, from changing the place to which notice shall be addressed, but no such change shall be valid unless it is given in accordance with the terms of this paragraph.

        (f) Attorneys' Fees. Borrower does hereby covenant and agree that it shall reimburse Lender for any and all reasonable litigation, collection and enforcement fees and costs of whatever nature, including attorneys reasonable fees and court costs, which Lender may incur as a result of its enforcement of Borrower's obligations hereunder including, without limitation, all "workout" or similar discussions and negotiations, and all reasonable fees and costs incurred in connection with Lender's involvement in any bankruptcies arising therefrom.

        (g) Binding Effect; Assignment. This Agreement may be assigned by Lender. Borrower may not assign its interest in, or obligation under, this Agreement except with the written consent of Lender. Subject to the forgoing, all of the terms, covenants, conditions, representations and warranties hereof shall inure to the benefit of, and be binding upon, the successors and assigns of Lender and Borrower. Borrower hereby consents to the Collateral Assignment of Lender's interests in and to the Credit Agreement to third party creditors of Lender without the need for any further consent of whatever nature by Borrower. Should Lender's assignee assume rights under the Credit Agreement, Lender covenants and agrees that it will continue to perform the Credit Agreement in accordance with its terms and conditions and shall recognize said assignee as the lawful and enforceable successor in interest to Borrower.

        (h) Interpretation and Venue. This Agreement shall be governed and interpreted under Colorado law. Whenever the context requires, all words used in the singular will be construed to have been used in the plural, and vice versa, and each gender will include any other gender. The captions of the paragraph of this Agreement are for convenience only and do not define or limit any terms or provisions. Time is of the essence in the performance of this Agreement by Borrower. The invalidity or unenforceability of any one or more provisions of this Agreement will in no way affect any other provision.

        (i) Preparation of Agreement. The parties hereto acknowledge that this Agreement has been negotiated and prepared in an arms-length transaction and that both Lender and Borrower have negotiated all the terms contained herein. Accordingly, the parties agree that neither party shall be deemed to have drafted the Agreement and the Agreement shall not be interpreted against either party as the draftsman.

        (j) Other Acts and Documents. The parties agree to undertake such other acts and execute such other documents as may be reasonably necessary to effect the purpose and intent of this Agreement.

        (k) Merger. This Agreement represents the culmination of all prior negotiations, representations, and agreements between the parties with respect to the transaction contemplated hereby. All such prior negotiations, representations, and agreements are merged herein.

        (1) Advice of Counsel. Each party acknowledges to the other that such party has been advised by legal counsel in connection with the negotiation and execution of this Agreement and that each party understands the terms and conditions contained herein and that each has entered into this Agreement voluntarily.

        (m) JURY WAIVER. BORROWER HEREBY KNOWINGLY AND VOLUNTARILY WAIVES ITS RIGHT TO A JURY TRIAL IN THE EVENT OF ANY DISPUTE OR LITIGATION ARISING HEREUNDER OR UNDER ANY RELATED DOCUMENT EXECUTED IN CONNECTION HEREWITH. BORROWER COVENANTS AND AGREES THAT THE SOLE AND EXCLUSIVE JURISDICTION AND VENUE FOR ALL LITIGATION ARISING IN CONNECTION WITH THE ENFORCEMENT, COLLECTION OR ADMINISTRATION OF THIS SECURED LINE OF CREDIT LENDING AGREEMENT SHALL REST EXCLUSIVELY IN JEFFERSON COUNTY, COLORADO AND MAKER WAIVES ALL RIGHTS TO ASSERT OTHERWISE.

        (n) Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. When used herein, the term "financial statement" shall include all notes and schedules thereto.

        (o) Construction. Unless the context of any provision of this document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or". The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, paragraph, exhibit and similar references are to this Agreement unless otherwise specified. Any reference in this Agreement to the Credit Agreement or any other Agreement to which Lender and Borrower are a party shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions and supplements thereto.

        (p) Financing Rights. In consideration for Lender's establishing of the subject credit facility, the reservation of funds needed to fulfill Lender's obligations hereunder, and Lender's underwriting of Borrower's operations and the Project, the Borrower does hereby grant to Lender and its successors and assigns during the term of this Credit Agreement or any extensions hereof a first right of refusal to purchase, hypothecate or otherwise finance all Accounts generated, originated or otherwise owned by Borrower or any of Borrower's affiliated entities from that project owned by Borrower and known as the Inn at Los Abrigados and that project owned by Borrower known as Kohl's Ranch Lodge (subject to Tammac Financial Corp.'s right to finance Accounts from Kohl's Ranch Lodge in accordance with the provisions of that Secured Line of Credit Lending Agreement -- Kohl's Ranch Lodge Facility dated June 27, 1997 and any agreement between Tammac and Lender). Except for projects specifically named in this subparagraph, Borrower further grants Lender the first right of refusal to purchase, hypothecate or otherwise finance all Accounts generated, originated or otherwise owned by Borrower for any of its affiliated entities from units constructed at any project wherein Lender advances to Borrower in the future the acquisition, development or construction financing for such units. Except for Tammac's rights, should Borrower consider financing or selling any Account referred to above to a third party, Borrower shall first inform Lender of such plan and shall provide Lender with a definitive written commitment to provide such financing from the contemplated finance company which sets forth the definitive terms and conditions of the contemplated financing. Thereafter, Lender shall have a twenty (20) day period in which to match the terms and conditions as set forth in said letter. Should Lender match said terms and conditions, then Borrower covenants and agrees that Borrower shall utilize Lender as its exclusive financing source in connection with the subject financing. Recognizing the difficulty in determining Lender's damage or damages should Borrower breach the terms and conditions hereof, Borrower agrees to pay as liquidated damages to Lender a sum equal to ten percent (10%) of the total principal value of all accounts which Borrower finances to a third party in violation of the terms and conditions of this Agreement. Additionally, subject to any existing rights of lenders, Borrower will offer to Lender the non-exclusive opportunity to finance Accounts generated from timeshare sales of Los Abrigados Resort & Spa, Varsity Clubs of America at South Bend and Tucson, and Premiere Vacation Club.

        (q) Schedules and Exhibits. All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by this reference.

        (r) Other Credit Facilities. It is recognized that Lender and Borrower have entered into previous credit facilities that continue to remain outstanding and enforceable including that Secured Line of Credit Lending Agreement (ILX Incorporated) dated April 9, 1996, $2,000,000 Secured Line of Credit Promissory Note dated April 9, 1996, Receivable Sale and Purchase Agreement dated February 19, 1997, $1,500,000 Secured Term Promissory Note dated June 27, 1997, $5,000,000 Secured Line of Credit Promissory Note dated June 27, 1997, Secured Line of Credit Lending Agreement (ILX Incorporated -- Kohl's Ranch Lodge Facility) and all documents referenced therein or pertaining thereto (collectively, the "Pre-existing Credit Facilities"). Nothing herein shall serve to modify or amend any of the terms and conditions of the Pre-existing Credit
Facilities. As evidenced by Borrower's signature below, Borrower covenants, agrees and acknowledges that, except to the extent a Pre-Existing Credit Facility is retired by proceeds from this transaction, all documents and agreements of every nature which evidence or pertain to the Pre-Existing Credit Facilities continue to remain in full force and effect, completely enforceable in accordance with their terms and free from all set-off rights, counterclaims or other defenses to payment and enforceability by Lender.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year set forth above.

                              LENDER:

                              LITCHFIELD FINANCIAL CORPORATION,
                              a Massachusetts corporation

                              By: /s/ Wayne M. Greenholtz
                                 ---------------------------------

                              Title: Senior Vice President
                                     -----------------------------

                         (Additional Signature Page Follows)

                              BORROWER:

                              ILX RESORTS INCORPORATED,
                              an Arizona corporation

                              By: /s/ Nancy J. Stone
                                 ---------------------------------

                              Title: President
                                     -----------------------------

                              LOS ABRIGADOS PARTNERS LIMITED
                              PARTNERSHIP, an Arizona limited partnership

                              By: ILE SEDONA INCORPORATED,
                              an Arizona corporation, its sole general partner

                              By: /s/ Nancy J. Stone
                                 ---------------------------------

                              Title: Vice President
                                     -----------------------------

                              PREMIERE DEVELOPMENT INCORPORATED,
                              an Arizona corporation

                              By: /s/ Nancy J. Stone
                                 ---------------------------------

                              Title: President
                                     -----------------------------

                                    EXHIBIT A

                                 CLOSING AGENDA

                                   $40,000,000
                        HYPOTHECATION LINE OF CREDIT LOAN
                                (GLOBAL FACILITY)
                                     BETWEEN
                        LITCHFIELD FINANCIAL CORPORATION
                                       TO
                            ILX RESORTS INCORPORATED


1.  Good Standing Certificates
    1.  ILX Resorts Incorporated
    2.  Los Abrigados Partners Limited Partnership
    3.  Premiere Development Incorporated
2.  Authorizing Resolutions
3.  Closing and Incumbency Certificates
4.  Secured Line of Credit Promissory Note
5.  Secured Line of Credit Lending Agreement
6.  Pledge and Security Agreement
7.  UCC-1 Financing Statements
    1.  Arizona Secretary of State
    2.  Pima County
8.  Collateral Assignment of Management, Marketing, Exchange and Other Contracts
9.  Collateral Assignment of Receivables
10. Collateral Assignment of Deeds of Trust
11. UCC Lien Search Updates
12. Custodial Agreement
13. Irrevocable Limited Power of Attorney
14. Form of Allonge
15. Opinion of Borrower's Counsel
                                       29